DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 88701 -4299
(775) 684 5708
Website: secretaryofstate.biz


--------------------------------------------------

                ARTICLES OF MERGER
            (PURSUANT TO NRS 92A.200)
                      Page 1

--------------------------------------------------

Important: Read attached instructions
before completing form.                       ABOVE SPACE IS FOR OFFICE USE ONLY
                (PURSUANT TO NEVADA REVISED STATUTES CHAPTER 92A)
                            (EXCLUDING 92A.200(4B))
                              SUBMIT IN DUPLICATE

1) NAME AND JURISDICTION OF ORGANIZATION OF EACH CONSTITUENT ENTITY (NRS 92A.200), IF THERE ARE MORE THAN FOUR MERGING ENTITLES, CHECK BOX [_] AND ATTACH AN A 8 1/2" X 11" BLANK SHEET CONTAINING THE REQUIRED INFORMATION FOR EACH ADDITIONAL ENTITY.

     Petrosearch Corporation
     ----------------------------------------------------------------------
     Name of merging entity

     Texas                                   Corporation
     -------------------------               ------------------------------
     Jurisdiction                            Entity type*


     ----------------------------------------------------------------------
     Name of merging entity


     -------------------------               ------------------------------
     Jurisdiction                            Entity type*


     ----------------------------------------------------------------------
     Name of merging entity


     -------------------------               ------------------------------
     Jurisdiction                            Entity type*


     ----------------------------------------------------------------------
     Name of merging entity


     -------------------------               ------------------------------
     Jurisdiction                            Entity type*

     and,

     Petrosearch Energy Corporation
     ----------------------------------------------------------------------
     Name of surviving entity

     Nevada                                  Corporation
     -------------------------               ------------------------------
     Jurisdiction                            Entity type*

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by        Nevada Secretary of State AM Merger 2003
appropriate fees. See attached                              Revised on: 10/24/03
fee schedule.

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 88701 -4299
(775) 684 5708
Website: secretaryofstate.biz


--------------------------------------------------

                ARTICLES OF MERGER
            (PURSUANT TO NRS 92A.200)
                      Page 2

--------------------------------------------------

Important: Read attached instructions
before completing form.                       ABOVE SPACE IS FOR OFFICE USE ONLY

2) FORWARDING ADDRESS WHERE COPIES OF PROCESS MAY BE SENT BY THE; SECRETARY OF STATE OF NEVADA (IF A FOREIGN ENTITY IS THE SURVIVOR IN THE MERGER - NRS 92A.190):

          Attn: N/A - Nevada entity surviving
               -------------------------------------------------------
          c/o:
               -------------------------------------------------------

               -------------------------------------------------------

               -------------------------------------------------------

3)   (CHOOSE ONE)

     [x] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

     [ ] The undersigned declares that a plan of merger has bran adopted by the parent domestic entity (NRS 92 A.180)

4) OWNER'S APPROVAL (NRS 92A.200)(OPTIONS A, B, OR C MUST BE USED, AS APPLICABLE, FOR EACH ENTITY) (IF THERE ARE MORE THAN FOUR MERGING ENTITIES, CHECK BOX [ ] AND ATTACH AN 8 1/2" X 11" BLANK SHEET CONTAINING THE REQUIRED INFORMATION FOR EACH ADDITIONAL ENTITY):

     (a)  Owner's approval was not required from:

          -----------------------------------------------------------------
          Name of merging entity, if applicable

          -----------------------------------------------------------------
          Name of merging entity, if applicable

          -----------------------------------------------------------------
          Name of merging entity, if applicable

          -----------------------------------------------------------------
          Name of merging entity, if applicable

          and, or:

          -----------------------------------------------------------------
          Name of surviving entity, if applicable

This form must be accompanied by        Nevada Secretary of State AM Merger 2003
appropriate fees. See attached                              Revised on: 10/24/03
fee schedule.

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 88701 -4299
(775) 684 5708
Website: secretaryofstate.biz


--------------------------------------------------

                ARTICLES OF MERGER
            (PURSUANT TO NRS 92A.200)
                      Page 3

--------------------------------------------------

Important: Read attached instructions
before completing form.                       ABOVE SPACE IS FOR OFFICE USE ONLY

     (b)  The plan was approved by the required consent of the owners of*

          Petrosearch Corporation
          -----------------------------------------------------------------
          Name of merging entity, if applicable

          -----------------------------------------------------------------
          Name of merging entity, if applicable

          -----------------------------------------------------------------
          Name of merging entity, if applicable

          -----------------------------------------------------------------
          Name of merging entity, if applicable

          and, or:

          Petrosearch Energy Corporation
          -----------------------------------------------------------------
          Name of surviving entity, if applicable


* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.


This form must be accompanied by        Nevada Secretary of State AM Merger 2003
appropriate fees. See attached                              Revised on: 10/24/03
fee schedule.

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 88701 -4299
(775) 684 5708
Website: secretaryofstate.biz


--------------------------------------------------

                ARTICLES OF MERGER
            (PURSUANT TO NRS 92A.200)
                      Page 4

--------------------------------------------------

Important: Read attached instructions
before completing form.                       ABOVE SPACE IS FOR OFFICE USE ONLY

     (c)  Approval of plan of merger for Nevada non-profit corporation (NRS 92A.
          160):

          The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.


          -----------------------------------------------------------------
          Name of merging entity, if applicable

          -----------------------------------------------------------------
          Name of merging entity, if applicable

          -----------------------------------------------------------------
          Name of merging entity, if applicable

          -----------------------------------------------------------------
          Name of merging entity, if applicable

          and, or:


          -----------------------------------------------------------------
          Name of surviving entity, if applicable


This form must be accompanied by        Nevada Secretary of State AM Merger 2003
appropriate fees. See attached                              Revised on: 10/24/03
fee schedule.

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 88701 -4299
(775) 684 5708
Website: secretaryofstate.biz


--------------------------------------------------

                ARTICLES OF MERGER
            (PURSUANT TO NRS 92A.200)
                      Page 5

--------------------------------------------------

Important: Read attached instructions
before completing form.                       ABOVE SPACE IS FOR OFFICE USE ONLY

5) AMENDMENTS, IF ANY, TO THE ARTICLES OR CERTIFICATE OF THE SURVIVING ENTITY. PROVIDE ARTICLE NUMBERS, IF AVAILABLE. (NRS 92A.200)*:

     Article VIII 4. (a)- amends "Series A Conversion Price" to $6.50
     ----------------------------------------------------------------
     Article VIII 5. (a)- amends "Series B Conversion Price" to $2.14
     ----------------------------------------------------------------
     Article VIII 6. (a)- amends "Series C Conversion Price" to $2.14
     ----------------------------------------------------------------
     Article VIII 7. (a)- amends "Series D Conversion Price" to $1.62
     ----------------------------------------------------------------

     ----------------------------------------------------------------

6)   LOCATION OF PLAN OF MERGER (CHECK A OR B):

          (a)  The entire plan of merger is attached;
     -----

     or,

       X (b) The entire plan of merger is on file at the registered office of -----the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)   EFFECTIVE DATE (OPTIONAL)**:  December 30, 2004
                                 ----------------------

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).


This form must be accompanied by        Nevada Secretary of State AM Merger 2003
appropriate fees. See attached                              Revised on: 10/24/03
fee schedule.

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 88701 -4299
(775) 684 5708
Website: secretaryofstate.biz


--------------------------------------------------

                ARTICLES OF MERGER
            (PURSUANT TO NRS 92A.200)
                      Page 6

--------------------------------------------------

Important: Read attached instructions
before completing form.                       ABOVE SPACE IS FOR OFFICE USE ONLY

8) SIGNATURES - MUST BE SIGNED BY: AN OFFICER OF EACH NEVADA CORPORATION; ALL GENERAL PARTNERS OF EACH NEVADA LIMITED PARTNERSHIP; ALL GENERAL PARTNERS OF EACH NEVADA LIMITED PARTNERSHIP; A MANAGER OF EACH NEVADA LIMITED-LIABILITY COMPANY WITH MANAGERS OR ALL THE MEMBERS IF THERE ARE NO MANAGERS; A TRUSTEE OF EACH NEVADA BUSINESS TRUST (NRS 92A.230)* (IF THERE ARE MORE THAN FOUR MERGING ENTITIES, CHECK BOX [ ] AND ATTACH AN A 8 1/2" X 11" BLANK SHEET CONTAINING THE REQUIRED INFORMATION FOR EACH ADDITIONAL ENTITY.):

     Petrosearch Corporation
     ----------------------------------------------------------------------
     Name of merging entity

     /s/ [ILLEGIBLE]                      President                12/01/04
     ----------------------------------------------------------------------
     Signature                              Title                    Date


     ----------------------------------------------------------------------
     Name of merging entity


     ----------------------------------------------------------------------
     Signature                              Title                    Date


     ----------------------------------------------------------------------
     Name of merging entity


     ----------------------------------------------------------------------
     Signature                              Title                    Date


     ----------------------------------------------------------------------
     Name of merging entity

     Petrosearch Energy Corporation
     ----------------------------------------------------------------------
     Name of surviving entity

                                    Vice President/
     /s/ [ILLEGIBLE]                Chief Financial Officer        12/01/04
     ----------------------------------------------------------------------
     Signature                              Title                    Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.


This form must be accompanied by        Nevada Secretary of State AM Merger 2003
appropriate fees. See attached                              Revised on: 10/24/03
fee schedule.

                      ADDITIONAL PAGE TO ARTICLES OF MERGER

Amendments to the Articles of Incorporation of the surviving entity, Petrosearch Energy Corporation, are as follows:

Under ARTICLE VIII 4.(a) Definitions, the definition of "Series A Conversion Price" is amended to read as follows:

     "Series A Conversion Price" shall mean the conversion price per share of Common Stock into which the Series A Preferred is convertible, as such conversion price may be adjusted pursuant to Section 5(h) hereof. The initial Series A Conversion Price is $6.50.

Under ARTICLE VIII 5.(a) Definitions, the definition of "Series B Conversion Price" is amended to read as follows:

     "Series B Conversion Price" shall mean the conversion price per share of Common Stock into which the Series B Preferred is convertible, as such conversion price may be adjusted pursuant to Section 5(h) hereof. The initial Series B Conversion Price is $2.14.

Under ARTICLE VIII 6.(a) Definitions, the definition of "Series C Conversion Price" is amended to read as follows:

     "Series C Conversion Price" shall mean the conversion price per share of Common Stock into which the Series C Preferred is convertible, as such conversion price may be adjusted pursuant to Section 5(h) hereof. The initial Series C Conversion Price is $2.14.

Under ARTICLE VIII 7.(a) Definitions, the definition of "Series D Conversion Price" is amended to read as follows:

     "Series D Conversion Price" shall mean the conversion price per share of Common Stock into which the Series D Preferred is convertible, as such conversion price may be adjusted pursuant to Section 5(h) hereof. The initial Series E Conversion Price is $1.62.

             STATE OF NEVADA
           Secretary of State
I hereby certify that this is a true and complete copy of the document as filed in this office

               DEC 28 2004

By  /s/ Dean Heller
  --------------------------------------
      Dean Heller